UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07177

Name of Fund: BlackRock Mid Cap Dividend Fund of BlackRock Mid Cap Dividend Series, Inc. (Formerly BlackRock Mid Cap Value Opportunities of BlackRock Mid Cap Value Opportunities Series, Inc.)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Mid Cap Dividend Fund of BlackRock Mid Cap Dividend Series, Inc. (Formerly BlackRock Mid Cap Value Opportunities of BlackRock Mid Cap Value Opportunities Series, Inc.), 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 01/31/2018

Date of reporting period: 01/31/2018

Item 1 – Report to Stockholders

JANUARY 31, 2018

ANNUAL REPORT

BlackRock Mid Cap Dividend Series, Inc.

➢	BlackRock Mid Cap Dividend Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2018, assets with higher risk and return potential, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by rising interest rates.

Emerging market stocks posted the strongest performance, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, the 10-year U.S. Treasury — a bellwether of the bond market — posted a modest negative return, as rising energy prices, higher wages, and steady job growth drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together. Consensus expectations for global economic growth also rose, as long-anticipated fiscal stimulus and capital spending plans indicated that new sources of demand could extend the current economic cycle.

The Fed responded to these positive developments by increasing short-term interest rates three times during the year. In October 2017, the Fed also reduced its $4.5 trillion balance sheet by $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth and inflation, as well as limited bond supply, put steady pressure on other central banks to follow in the Fed’s footsteps. In October 2017, the ECB announced plans to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, as the country’s inflation rate remained below 2.0%.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	15.43%	26.41%
U.S. small cap equities (Russell 2000® Index)	11.23	17.18
International equities (MSCI Europe, Australasia, Far East Index)	12.14	27.60
Emerging market equities (MSCI Emerging Markets Index)	18.51	41.01
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.58	0.93
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.74)	(0.47)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.35)	2.15
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.41
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.94	6.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of January 31, 2018	BlackRock Mid Cap Dividend Fund

Investment Objective

BlackRock Mid Cap Dividend Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that the Fund’s management believes are undervalued and therefore represent an investment value.

On March 27, 2017, the Fund’s Board approved a proposal to change the name of BlackRock Mid Cap Value Opportunities Fund to BlackRock Mid Cap Dividend Fund. The Board also approved certain changes to the Fund’s investment strategies. In addition, the Fund’s Manager has determined to change the benchmark index against which the Fund compares its performance. These changes were effective on June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended January 31, 2018, the Fund underperformed both, its new benchmark, the Russell Midcap® Value Index, and its former benchmark, the S&P MidCap 400® Value Index.

What factors influenced performance?

The largest detractor from relative performance during the period came from a combination of stock selection and allocation decisions within the financials sector. Notably, stock selection in the capital markets and insurance industries weighed on returns, as did allocation decisions in the capital markets and consumer finance industries. Stock selection in consumer discretionary also detracted from relative return, particularly within the specialty retail industry. Stock selection in the industrials, materials and health care sectors also detracted.

The largest contribution to relative performance derived from a combination of stock selection and an overweight to the information technology (“IT”) sector. Notably, stock selection in the electronic equipment, technology hardware and IT services industries proved beneficial. Within the energy sector, stock selection in the energy equipment & services and oil, gas & consumable fuels industries boosted relative performance. Lastly, stock selection in consumer staples and an underweight to the real estate sector contributed to relative return during the period.

Describe recent portfolio activity.

Effective June 12, 2017, BlackRock Mid Cap Value Opportunities Fund changed its name to BlackRock Mid Cap Dividend Fund. Concurrently, there were changes to the Fund’s investment strategy and benchmark, which required significant turnover to reposition the portfolio according to its new investment strategy. During the 12-month period, the portfolio’s exposure to health care, utilities and telecommunication services (“telecom”) increased, while exposure to the industrials, materials and consumer discretionary sectors decreased.

Describe portfolio positioning at period end.

At the end of the period, the Fund’s largest allocations were in the financials, IT and health care sectors. Relative to the Russell MidCap® Value Index benchmark, the largest overweight positions were in IT, health care and telecom. Conversely, the largest relative underweights were in the real estate, industrials and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2018 (continued)	BlackRock Mid Cap Dividend Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)	Under normal circumstances, the Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid cap companies and at least 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Mid Cap Value Opportunities Fund.
(c)	An unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.
(d)	An unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. The Russell Midcap® Value Index measures the performance of equity securities of Russell Midcap® Index issuers with relatively lower price-to-book ratios and lower forecasted growth. The Russell Midcap® Index is a float-adjusted, capitalization-weighted index of approximately 793 of the smallest issuers in the Russell 1000® Index and includes securities issued by issuers which range in size between approximately $10 million and $85 billion, although this range may change from time to time.

Performance Summary for the Period Ended January 31, 2018

		Average Annual Total Returns (b)(e)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	11.24%	11.13%	N/A	11.63%	N/A	9.46%	N/A
Investor A	11.16	10.85	5.03%	11.30	10.11%	9.11	8.52%
Investor C	10.75	10.02	9.17	10.42	10.42	8.14	8.14
Class K	11.30	11.26	N/A	11.76	N/A	9.59	N/A
Class R	11.02	10.59	N/A	10.97	N/A	8.73	N/A
Russell Midcap® Value Index	8.80	14.03	N/A	13.56	N/A	9.86	N/A
S&P MidCap 400® Value Index	9.18	12.25	N/A	13.49	N/A	10.18	N/A

(e)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (g)
	Beginning Account Value (08/01/17)	Ending Account Value (01/31/18)	Expenses Paid During the Period (f)	Beginning Account Value (08/01/17)	Ending Account Value (01/31/18)	Expenses Paid During the Period (f)	Annualized Expense Ratio
Institutional	$1,000.00	$1,112.40	$4.53	$1,000.00	$1,020.92	$4.33	0.85%
Investor A	1,000.00	1,111.60	5.85	1,000.00	1,019.66	5.60	1.10
Investor C	1,000.00	1,107.50	9.77	1,000.00	1,015.93	9.35	1.85
Class K	1,000.00	1,113.00	0.13	1,000.00	1,000.70	0.13	0.77
Class R	1,000.00	1,110.20	7.18	1,000.00	1,018.40	6.87	1.35

(f)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown) except for Class K which is multiplied by 7/365 (to reflect the period since inception, January 25, 2018).
(g)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of January 31, 2018 (continued)	BlackRock Mid Cap Dividend Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Regions Financial Corp.	2%
SunTrust Banks, Inc.	2
CDW Corp.	2
KeyCorp	2
FirstEnergy Corp.	2
Dolby Laboratories, Inc., Class A	2
Cummins, Inc.	2
Lamar Advertising Co., Class A	2
Validus Holdings Ltd.	2
Telephone & Data Systems, Inc.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	20%
Information Technology	14
Health Care	11
Utilities	9
Energy	9
Consumer Discretionary	8
Industrials	8
Real Estate	7
Materials	6
Consumer Staples	5
Telecommunication Services	2
Short-Term Securities	4
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to the Class K Shares inception date of January 25, 2018, Class K Shares performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Share fees.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, contractually and voluntarily waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver and/or reimbursement may be reduced or discontinued at any time. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on page 5 (which is based on a hypothetical investment of $1,000 invested on August 1, 2017 and held through January 31, 2018 except with respect to the Fund’s Class K Shares which are based on a hypothetical investment of $1,000 on January 25, 2018 (commencement of operations) and held through January 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds held through January 31, 2018.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments January 31, 2018	BlackRock Mid Cap Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.2%

Auto Components — 1.7%
Adient PLC	28,606	$1,853,669
Goodyear Tire & Rubber Co.	51,420	1,790,444
Magna International, Inc.	56,424	3,224,632

		6,868,745
Banks — 9.9%
Cullen/Frost Bankers, Inc.	56,762	6,040,044
KeyCorp	399,499	8,549,279
Popular, Inc.	140,169	5,696,468
Regions Financial Corp.	516,754	9,937,179
SunTrust Banks, Inc.	132,054	9,336,218

		39,559,188
Beverages — 0.7%
Dr. Pepper Snapple Group, Inc.	22,378	2,670,814

Biotechnology — 0.9%
United Therapeutics Corp.(a)	29,326	3,783,054

Building Products — 1.3%
Owens Corning	57,734	5,367,530

Capital Markets — 0.7%
Invesco Ltd.	82,062	2,964,900

Chemicals — 3.2%
Cabot Corp.	34,781	2,352,587
Eastman Chemical Co.	66,891	6,634,249
Huntsman Corp.	79,900	2,762,143
Praxair, Inc.	6,832	1,103,300

		12,852,279
Communications Equipment — 0.6%
Motorola Solutions, Inc.	25,868	2,572,831

Construction Materials — 0.7%
CRH PLC	77,569	2,881,311

Containers & Packaging — 1.6%
Packaging Corp. of America	17,706	2,224,405
WestRock Co.	65,128	4,339,478

		6,563,883
Diversified Financial Services — 1.5%
Leucadia National Corp.	218,730	5,921,021

Diversified Telecommunication Services — 0.8%
BCE, Inc.	41,079	1,920,443
CenturyLink, Inc.	70,242	1,251,010

		3,171,453
Electric Utilities — 6.6%
Edison International	84,197	5,264,838
Entergy Corp.	47,176	3,712,280
Exelon Corp.	23,280	896,513
FirstEnergy Corp.	251,559	8,276,291
Great Plains Energy, Inc.	135,144	4,205,681
PG&E Corp.	93,320	3,959,568

		26,315,171
Electronic Equipment, Instruments & Components — 6.8%
Avnet, Inc.	135,455	5,756,838
CDW Corp.	116,733	8,730,461
Corning, Inc.	76,724	2,395,323
Dolby Laboratories, Inc., Class A	125,825	8,095,581
TE Connectivity Ltd.	22,631	2,320,356

		27,298,559

Security	Shares	Value
Energy Equipment & Services — 2.9%
Baker Hughes a GE Co.	34,941	$1,123,353
Helmerich & Payne, Inc.	50,660	3,649,040
Rowan Cos. PLC, Class A(a)	232,479	3,422,091
Transocean Ltd.(a)(b)	323,320	3,488,623

		11,683,107
Food & Staples Retailing — 0.9%
Kroger Co.	123,363	3,745,301

Food Products — 1.8%
General Mills, Inc.	32,608	1,907,242
Ingredion, Inc.	25,125	3,608,955
Kellogg Co.	27,666	1,884,331

		7,400,528
Health Care Equipment & Supplies — 3.2%
Koninklijke Philips NV	95,603	3,896,754
Smith & Nephew PLC, ADR	162,190	5,924,801
Zimmer Biomet Holdings, Inc.	22,701	2,885,751

		12,707,306
Health Care Providers & Services — 6.5%
Cardinal Health, Inc.	53,882	3,868,189
Cigna Corp.	9,396	1,957,657
Express Scripts Holding Co.(a)	59,386	4,702,183
Humana, Inc.	16,346	4,606,793
McKesson Corp.	22,995	3,883,395
Premier, Inc., Class A(a)(b)	78,904	2,560,435
Quest Diagnostics, Inc.	17,361	1,837,141
WellCare Health Plans, Inc.(a)	12,242	2,575,472

		25,991,265
Hotels, Restaurants & Leisure — 0.6%
International Game Technology PLC	88,087	2,560,689

Household Durables — 0.5%
Whirlpool Corp.	11,391	2,066,555

Household Products — 1.0%
Energizer Holdings, Inc.	72,454	4,218,272

Independent Power and Renewable Electricity Producers — 1.2%
AES Corp.	403,260	4,661,686

Insurance — 7.7%
Allstate Corp.	28,134	2,778,795
Assurant, Inc.	73,286	6,704,203
Assured Guaranty Ltd.	93,300	3,320,547
Everest Re Group Ltd.	6,842	1,572,292
Hartford Financial Services Group, Inc.	47,906	2,814,957
Marsh & McLennan Cos., Inc.	34,630	2,892,298
MetLife, Inc.	50,003	2,403,644
Prudential Financial, Inc.	8,747	1,039,318
Validus Holdings Ltd.	106,053	7,179,788

		30,705,842
IT Services — 1.0%
Fidelity National Information Services, Inc.	39,158	4,008,213

Leisure Products — 1.5%
Mattel, Inc.	232,967	3,690,197
Polaris Industries, Inc.	19,958	2,255,454

		5,945,651
Machinery — 4.1%
Cummins, Inc.	40,433	7,601,404
Pentair PLC	56,207	4,018,800
Stanley Black & Decker, Inc.	7,750	1,288,283
Terex Corp.	72,880	3,426,818

		16,335,305

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) January 31, 2018	BlackRock Mid Cap Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Media — 1.7%
Discovery Communications, Inc., Class C(a)	145,814	$3,479,122
Interpublic Group of Cos., Inc.	153,204	3,353,636

		6,832,758
Multi-Utilities — 1.1%
Public Service Enterprise Group, Inc.	83,457	4,328,915

Multiline Retail — 0.7%
Dollar General Corp.	26,213	2,703,085

Oil, Gas & Consumable Fuels — 5.7%
Devon Energy Corp.	110,858	4,586,195
Hess Corp.	122,546	6,189,799
Marathon Oil Corp.	220,523	4,011,313
Marathon Petroleum Corp.	34,273	2,374,091
Williams Cos., Inc.	188,470	5,916,073

		23,077,471
Paper & Forest Products — 0.8%
International Paper Co.	50,559	3,178,139

Personal Products — 0.6%
Nu Skin Enterprises, Inc., Class A	33,304	2,392,559

Professional Services — 1.9%
Experian PLC	91,723	2,114,011
Nielsen Holdings PLC	148,938	5,571,771

		7,685,782
Real Estate Investment Trusts (REITs) — 6.9%
Chimera Investment Corp.(b)	97,512	1,656,729
Crown Castle International Corp.	33,827	3,814,671
Duke Realty Corp.	65,191	1,721,694
Lamar Advertising Co., Class A(b)	104,089	7,494,408
Prologis, Inc.	104,722	6,818,450
Rayonier, Inc.	96,294	3,125,703
Welltower, Inc.	50,424	3,023,927

		27,655,582
Real Estate Management & Development — 0.7%
Realogy Holdings Corp.	97,234	2,674,907

Road & Rail — 0.3%
Norfolk Southern Corp.	7,842	1,183,201

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 1.9%
Analog Devices, Inc.	63,908	$5,871,867
Xilinx, Inc.	21,726	1,586,433

		7,458,300
Software — 2.7%
CA, Inc.	69,400	2,487,990
Constellation Software, Inc.	6,565	4,243,819
Dell Technologies, Inc., Class V(a)	24,800	1,778,160
Symantec Corp.	83,793	2,281,683

		10,791,652
Specialty Retail — 1.1%
Bed Bath & Beyond, Inc.	63,621	1,468,372
Williams-Sonoma, Inc.	58,351	2,989,322

		4,457,694
Technology Hardware, Storage & Peripherals — 1.4%
NetApp, Inc.	88,499	5,442,688

Wireless Telecommunication Services — 1.8%
Telephone & Data Systems, Inc.	257,669	7,067,861

Total Long-Term Investments — 99.2% (Cost — $359,973,951)		397,751,053

Short-Term Securities — 3.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.59%,(c)(e)	4,085,305	4,085,305
SL Liquidity Series, LLC, Money Market Series, 1.55%(c)(d)(e)	11,540,038	11,540,038

Total Short-Term Securities — 3.9% (Cost — $15,624,504)		15,625,343

Total Investments — 103.1% (Cost — $375,598,455)		413,376,396
Liabilities in Excess of Other Assets — (3.1)%		(12,582,553)

Net Assets — 100.0%		$400,793,843

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)	During the year ended January 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 01/31/17	Net Activity	Shares Held at 01/31/18	Value at 01/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,845,048	1,240,257	4,085,305	$4,085,305	$37,242		$25	$—
SL Liquidity Series, LLC, Money Market Series	44,021,709	(32,481,671)	11,540,038	11,540,038	109,195	(b)	1,765	(4,362)

				$15,625,343	$146,437		$1,790	$(4,362)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) January 31, 2018	BlackRock Mid Cap Dividend Fund

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended January 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$73,069	$—	$—	$—	$73,069

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long:	$23,466,240	(a)
Average notional value of contracts — short	$4,018,245	(a)

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Auto Components	$6,868,745	$—	$—	$6,868,745
Banks	39,559,188	—	—	39,559,188
Beverages	2,670,814	—	—	2,670,814
Biotechnology	3,783,054	—	—	3,783,054
Building Products	5,367,530	—	—	5,367,530
Capital Markets	2,964,900	—	—	2,964,900
Chemicals	12,852,279	—	—	12,852,279
Communications Equipment	2,572,831	—	—	2,572,831
Construction Materials	—	2,881,311	—	2,881,311
Containers & Packaging	6,563,883	—	—	6,563,883
Diversified Financial Services	5,921,021	—	—	5,921,021
Diversified Telecommunication Services	3,171,453	—	—	3,171,453
Electric Utilities	26,315,171	—	—	26,315,171
Electronic Equipment, Instruments & Components	27,298,559	—	—	27,298,559
Energy Equipment & Services	11,683,107	—	—	11,683,107
Food & Staples Retailing	3,745,301	—	—	3,745,301
Food Products	7,400,528	—	—	7,400,528
Health Care Equipment & Supplies	8,810,552	3,896,754	—	12,707,306
Health Care Providers & Services	25,991,265	—	—	25,991,265
Hotels, Restaurants & Leisure	2,560,689	—	—	2,560,689
Household Durables	2,066,555	—	—	2,066,555
Household Products	4,218,272	—	—	4,218,272
Independent Power and Renewable Electricity Producers	4,661,686	—	—	4,661,686
Insurance	30,705,842	—	—	30,705,842
IT Services	4,008,213	—	—	4,008,213
Leisure Products	5,945,651	—	—	5,945,651
Machinery	16,335,305	—	—	16,335,305
Media	6,832,758	—	—	6,832,758
Multi-Utilities	4,328,915	—	—	4,328,915
Multiline Retail	2,703,085	—	—	2,703,085
Oil, Gas & Consumable Fuels	23,077,471	—	—	23,077,471
Paper & Forest Products	3,178,139	—	—	3,178,139
Personal Products	2,392,559	—	—	2,392,559
Professional Services	5,571,771	2,114,011	—	7,685,782
Real Estate Investment Trusts (REITs)	27,655,582	—	—	27,655,582

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) January 31, 2018	BlackRock Mid Cap Dividend Fund

	Level 1	Level 2	Level 3	Total
Real Estate Management & Development	$2,674,907	$—	$—	$2,674,907
Road & Rail	1,183,201	—	—	1,183,201
Semiconductors & Semiconductor Equipment	7,458,300	—	—	7,458,300
Software	10,791,652	—	—	10,791,652
Specialty Retail	4,457,694	—	—	4,457,694
Technology Hardware, Storage & Peripherals	5,442,688	—	—	5,442,688
Wireless Telecommunication Services	7,067,861	—	—	7,067,861
Short-Term Securities	4,085,305	—	—	4,085,305

Subtotal	$392,944,282	$8,892,076	$—	$401,836,358

Investments valued at NAV(a)				11,540,038

				$413,376,396

(a)	As of January 31, 2018, certain of the Fund’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended January 31, 2018, there were no transfers between levels.

Portfolio Abbreviation

ADR — American Depositary Receipts

See notes to financial statements.

SCHEDULES OF INVESTMENTS	11

Statement of Assets and Liabilities

January 31, 2018

BlackRock Mid Cap Dividend Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $11,176,672) (cost — $359,973,951)	$397,751,053
Investments at value — affiliated (cost — $15,624,504)	15,625,343
Foreign currency at value (cost — $1,435)	1,448
Receivables:
Investments sold	2,178,026
Dividends — unaffiliated	153,530
Capital shares sold	152,370
Dividends — affiliated	3,842
Securities lending income — affiliated	1,444
Deferred offering costs	41,359
Prepaid expenses	59,065

Total assets	415,967,480

LIABILITIES
Cash collateral on securities loaned at value	11,536,745
Payables:
Capital shares redeemed	2,377,760
Investments purchased	616,883
Investment advisory fees	217,741
Service and distribution fees	86,793
Directors’ and Officer’s fees	5,313
Other affiliates	1,239
Other accrued expenses	331,163

Total liabilities	15,173,637

NET ASSETS	$400,793,843

NET ASSETS CONSIST OF
Paid-in capital	$359,664,902
Undistributed net investment income	388,042
Accumulated net realized gain	2,962,298
Net unrealized appreciation (depreciation)	37,778,601

NET ASSETS	$400,793,843

Institutional — Based on net assets of $119,370,619 and 6,239,066 shares outstanding, 20 million shares authorized, $0.10 par value	$19.13

Investor A — Based on net assets of $209,283,785 and 11,459,210 shares outstanding, 40 million shares authorized, $0.10 par value	$18.26

Investor C — Based on net assets of $26,875,664 and 1,844,390 shares outstanding, 40 million shares authorized, $0.10 par value	$14.57

Class K — Based on net assets of $197,547 and 10,325 shares outstanding, 2 billion shares authorized, $0.10 par value	$19.13

Class R — Based on net assets of $45,066,228 and 2,843,896 shares outstanding, 40 million shares authorized, $0.10 par value	$15.85

See notes to financial statements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended January 31, 2018

BlackRock Mid Cap Dividend Fund

INVESTMENT INCOME
Dividends — unaffiliated(a)	$9,812,106
Securities lending income — affiliated — net	109,195
Dividends — affiliated	37,242
Foreign taxes withheld	(26,330)

Total investment income	9,932,213

EXPENSES
Investment advisory	3,068,673
Service and distribution — class specific	1,145,664
Transfer agent — class specific	824,917
Professional	133,698
Accounting services	124,692
Printing	97,479
Registration	82,158
Custodian	67,900
Directors and Officer	22,052
Miscellaneous	22,490

Total expenses	5,589,723
Less:
Fees waived and/or reimbursed by the Manager	(8,012)
Transfer agent fees reimbursed — class specific	(326,308)

Total expenses after fees waived and/or reimbursed	5,255,403

Net investment income	4,676,810

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	74,734,764
Investments — affiliated	1,765
Futures contracts	73,069
Foreign currency transactions	(8,206)
Capital gain distributions from investment companies — affiliated	25

74,801,417

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(37,830,590)
Investments — affiliated	(4,362)
Foreign currency translations	685

(37,834,267)

Net realized and unrealized gain	36,967,150

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,643,960

(a)	Includes non-recurring dividends in the amount of $773,693.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statement of Changes in Net Assets

	BlackRock Mid Cap Dividend Fund
	Year Ended January 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,676,810	$2,409,587
Net realized gain	74,801,417	53,287,840
Net change in unrealized appreciation (depreciation)	(37,834,267)	93,018,133

Net increase in net assets resulting from operations	41,643,960	148,715,560

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(1,793,449)	(1,322,890)
Investor A	(1,963,889)	(937,799)
Investor C	(58,641)	—
Class R	(408,728)	(108,710)
From net realized gain:
Institutional	(29,990,916)	(9,121,054)
Investor A	(41,876,021)	(10,617,608)
Investor C	(6,964,164)	(3,010,501)
Class R	(9,921,359)	(2,666,826)

Decrease in net assets resulting from distributions to shareholders	(92,977,167)	(27,785,388)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(98,650,770)	(3,117,413)

NET ASSETS
Total increase (decrease) in net assets	(149,983,977)	117,812,759
Beginning of year	550,777,820	432,965,061

End of year	$400,793,843	$550,777,820

Undistributed net investment income, end of year	$388,042	$68,418

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Mid Cap Dividend Fund
	Institutional
	Year Ended January 31,
	2018		2017	2016	2015		2014
Net asset value, beginning of year	$21.24		$16.52	$21.37	$23.30		$20.43

Net investment income(a)	0.25	(b)	0.15	0.17	0.19		0.17
Net realized and unrealized gain (loss)	1.70		5.69	(2.22)	1.24		4.23

Net increase (decrease) from investment operations	1.95		5.84	(2.05)	1.43		4.40

Distributions:(c)
From net investment income	(0.20)		(0.14)	(0.23)	(0.17)		(0.17)
From net realized gain	(3.86)		(0.98)	(2.57)	(3.19)		(1.36)

Total distributions	(4.06)		(1.12)	(2.80)	(3.36)		(1.53)

Net asset value, end of year	$19.13		$21.24	$16.52	$21.37		$23.30

Total Return(d)
Based on net asset value	11.13%		35.48%	(10.78)%	6.06%		21.66%

Ratios to Average Net Assets
Total expenses	0.90%		0.85%	0.94%	0.90	%(e)	0.86	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.86%		0.85%	0.94%	0.90	%(e)	0.86	%(e)

Net investment income	1.26	%(b)	0.79%	0.81%	0.77	%(e)	0.73	%(e)

Supplemental Data
Net assets, end of year (000)	$119,371		$207,240	$144,008	$154,661		$182,951

Portfolio turnover rate	154%		93%	73%	65%		57%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and ratio of net investment income to average net assets include $0.03 per share and 0.16%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the years ended January 31, 2015 and January 31, 2014.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid Cap Dividend Fund (continued)
	Investor A
	Year Ended January 31,
	2018		2017	2016	2015		2014
Net asset value, beginning of year	$20.46		$15.95	$20.71	$22.69		$19.94

Net investment income(a)	0.18	(b)	0.09	0.11	0.11		0.10
Net realized and unrealized gain (loss)	1.63		5.49	(2.14)	1.20		4.12

Net increase (decrease) from investment operations	1.81		5.58	(2.03)	1.31		4.22

Distributions:(c)
From net investment income	(0.16)		(0.09)	(0.16)	(0.11)		(0.11)
From net realized gain	(3.85)		(0.98)	(2.57)	(3.18)		(1.36)

Total distributions	(4.01)		(1.07)	(2.73)	(3.29)		(1.47)

Net asset value, end of year	$18.26		$20.46	$15.95	$20.71		$22.69

Total Return(d)
Based on net asset value	10.85%		35.08%	(11.01)%	5.71%		21.27%

Ratios to Average Net Assets
Total expenses	1.20%		1.15%	1.20%	1.18	%(e)	1.16	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.12%		1.15%	1.20%	1.18	%(e)	1.16	%(e)

Net investment income	0.98	%(b)	0.49%	0.52%	0.48	%(e)	0.43	%(e)

Supplemental Data
Net assets, end of year (000)	$209,284		$235,578	$197,218	$305,516		$314,481

Portfolio turnover rate	154%		93%	73%	65%		57%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and ratio of net investment income to average net assets include $0.03 per share and 0.16%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the years ended January 31, 2015 and January 31, 2014.

See notes to financial statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid Cap Dividend Fund (continued)
	Investor C
	Year Ended January 31,
	2018		2017	2016	2015		2014
Net asset value, beginning of year	$17.09		$13.50	$17.95	$20.08		$17.80

Net investment income (loss)(a)	0.02	(b)	(0.05)	(0.05)	(0.07)		(0.08)
Net realized and unrealized gain (loss)	1.31		4.62	(1.81)	1.07		3.66

Net increase (decrease) from investment operations	1.33		4.57	(1.86)	1.00		3.58

Distributions:(c)
From net investment income	(0.02)		—	(0.04)	—		(0.00	)(d)
From net realized gain	(3.83)		(0.98)	(2.55)	(3.13)		(1.30)

Total distributions	(3.85)		(0.98)	(2.59)	(3.13)		(1.30)

Net asset value, end of year	$14.57		$17.09	$13.50	$17.95		$20.08

Total Return(e)
Based on net asset value	10.02%		33.97%	(11.71)%	4.88%		20.26%

Ratios to Average Net Assets
Total expenses	1.99%		1.95%	2.00%	1.99	%(f)	2.00	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.90%		1.95%	2.00%	1.99	%(f)	2.00	%(f)

Net investment income (loss)	0.14	%(b)	(0.31)%	(0.27)%	(0.33	)%(f)	(0.41	)%(f)

Supplemental Data
Net assets, end of year (000)	$26,876		$56,247	$47,178	$68,488		$72,312

Portfolio turnover rate	154%		93%	73%	65%		57%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and ratio of net investment income to average net assets include $0.03 per share and 0.16%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the years ended January 31, 2015 and January 31, 2014.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid Cap Dividend Fund (continued)
	Class K
	Period from 01/25/2018(a) to 01/31/2018
Net asset value, beginning of period	$19.37

Net investment income(b)	0.00	(c)
Net realized and unrealized (loss)	(0.24)

Net decrease from investment operations	(0.24)

Net asset value, end of period	$19.13

Total Return(d)
Based on net asset value	(1.24	)%(e)

Ratios to Average Net Assets
Total expenses	0.84	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.77	%(f)

Net investment income	0.32	%(f)

Supplemental Data
Net assets, end of period (000)	$198

Portfolio turnover rate	154%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.85%.

See notes to financial statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid Cap Dividend Fund (continued)
	Class R
	Year Ended January 31,
	2018		2017	2016	2015		2014
Net asset value, beginning of year	$18.29		$14.36	$18.93	$21.00		$18.55

Net investment income(a)	0.11	(b)	0.03	0.04	0.04		0.02
Net realized and unrealized gain (loss)	1.43		4.92	(1.93)	1.12		3.83

Net increase (decrease) from investment operations	1.54		4.95	(1.89)	1.16		3.85

Distributions:(c)
From net investment income	(0.13)		(0.04)	(0.12)	(0.05)		(0.04)
From net realized gain	(3.85)		(0.98)	(2.56)	(3.18)		(1.36)

Total distributions	(3.98)		(1.02)	(2.68)	(3.23)		(1.40)

Net asset value, end of year	$15.85		$18.29	$14.36	$18.93		$21.00

Total Return(d)
Based on net asset value	10.59%		34.58%	(11.26)%	5.41%		20.88%

Ratios to Average Net Assets
Total expenses	1.51%		1.48%	1.50%	1.49	%(e)	1.48	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.40%		1.48%	1.50%	1.49	%(e)	1.47	%(e)

Net investment income	0.70	%(b)	0.16%	0.23%	0.17	%(e)	0.12	%(e)

Supplemental Data
Net assets, end of year (000)	$45,066		$51,713	$44,562	$61,956		$68,902

Portfolio turnover rate	154%		93%	73%	65%		57%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and ratio of net investment income to average net assets include $0.03 per share and 0.16%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the years ended January 31, 2015 and January 31, 2014.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Mid Cap Dividend Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland Corporation. BlackRock Mid Cap Dividend Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K(a) and Class R Shares	No	No		None
Investor A Shares	Yes	No	(b)	None
Investor C Shares	No	Yes		None

(a)	Commenced operations on January 25, 2018.
(b)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

On June 12, 2017, the Board of Directors of the Corporation (the “Board”) approved a name change from “BlackRock Mid Cap Value Opportunities Fund” to “BlackRock Mid Cap Dividend Fund.”

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of January 31, 2018, certain investments of the Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$1,810,094	$(1,810,094)	$—
Deutsche Bank Securities, Inc.	1,000,233	(1,000,233)	—
Morgan Stanley & Co.	2,534,345	(2,534,345)	—
State Street Bank and Trust Co.	5,832,000	(5,832,000)	—

	$11,176,672	$(11,176,672)	$—

(a)	Cash collateral with a value of $11,536,745 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion — $3 Billion	0.61
$3 Billion — $5 Billion	0.59
$5 Billion — $10 Billion	0.57
Greater than $10 Billion	0.55

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Class R
Distribution Fee	—%	0.75%	0.25%
Service Fee	0.25	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended January 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Class R	Total
$538,978	$369,231	$237,455	$1,145,664

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended January 31, 2018, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$118

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended January 31, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class R	Total
$908	$10,506	$3,253	$281	$14,948

For the year ended January 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class R	Total
$229,209	$397,112	$82,567	$116,029	$824,917

Other Fees: For the year ended January 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $6,407.

For the year ended January 31, 2018, affiliates received CDSCs as follows:

Investor A	Investor C
$1,183	$5,549

Expense Limitations, Waivers, Reimbursements and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended January 31, 2018, the amounts waived and/or reimbursed were $3,016.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through May 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended January 31, 2018, the Fund did not waive any amount in investment advisory fees pursuant to these arrangements.

For the year ended January 31, 2018, the Fund reimbursed the Manager $5,486 for certain accounting services, which is included in accounting services in the Statement of Operations.

With respect to the Fund, effective June 12, 2017, except with respect to Class K Shares which was effective on January 25, 2018, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

Institutional	0.85%
Investor A	1.10
Investor C	1.85
Class K	0.80
Class R	1.35

The Manager has agreed not to reduce or discontinue these contractual expense limitations through May 31, 2018, except with respect to Class K Shares which is through May 31, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended January 31, 2018, the Manager waived and/or reimbursed $4,996, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific, in the Statement of Operations. Class specific expense waivers and/or reimbursements are as follows:

Institutional	Investor A	Investor C	Class R	Total
$72,313	$169,839	$31,602	$52,554	$326,308

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On January 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring 01/31/20
Fund Level	$4,996
Institutional	72,313
Investor A	169,839
Investor C	31,602
Class R	52,554

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended January 31, 2018, the Fund paid BIM $42,323 for securities lending agent services.

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended January 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$115,997,612	$36,469,638	$3,910,126

7.	PURCHASES AND SALES

For the year ended January 31, 2018, purchases and sales of investments and excluding short-term securities were $727,279,690 and $918,139,157, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended January 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of January 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the use of equalization and income recognized from investments in partnerships were reclassified to the following accounts:

Paid-in capital	$2,785.640
Undistributed net investment income	$(132,479)
Accumulated net realized gain	$(2,653,161)

The tax character of distributions was as follows:

	01/31/18		01/31/17
Ordinary income	$39,286,716	(a)	$2,369,399
Long-term capital gains	56,476,056	(a)	25,415,989

	$95,762,772		$27,785,388

(a)	Distribution amount includes a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated net earning (losses) were as follows:

Undistributed ordinary income	$5,448,935
Net unrealized gains(a)	35,680,006

$41,128,941

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

As of January 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$377,697,229

Gross unrealized appreciation	$45,437,831
Gross unrealized depreciation	(9,758,664)

Net unrealized appreciation	$35,679,167

9.	BANK BORROWINGS

The Corporation, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended January 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 01/31/18 (a)		Year Ended 01/31/17
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,248,617	$43,974,684	5,246,870	$96,327,801
Shares issued to shareholders in reinvestment of distributions	1,414,541	24,885,670	305,857	6,410,771
Shares redeemed	(7,183,325)	(138,709,769)	(4,511,165)	(85,093,707)

Net increase (decrease)	(3,520,167)	$(69,849,415)	1,041,562	$17,644,865

Investor A
Shares sold and automatic conversion of shares	2,440,092	$47,030,708	2,558,168	$49,381,173
Shares issued to shareholders in reinvestment of distributions	2,503,006	41,990,002	551,751	11,145,215
Shares redeemed	(4,998,630)	(92,728,185)	(3,957,325)	(74,170,963)

Net decrease	(55,532)	$(3,707,475)	(847,406)	$(13,644,575)

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 01/31/18 (a)		Year Ended 01/31/17
	Shares	Amount	Shares	Amount
Investor C
Shares sold	352,356	$5,397,503	575,662	$9,387,267
Shares issued to shareholders in reinvestment of distributions	516,135	6,881,957	167,317	2,825,975
Shares redeemed	(2,315,381)	(36,695,450)	(946,428)	(14,890,658)

Net decrease	(1,446,890)	$(24,415,990)	(203,449)	$(2,677,416)

Class K
Shares sold	10,325	$200,000	—	$—

Net increase	10,325	$200,000	—	$—

Class R
Shares sold	565,419	$9,471,652	746,026	$12,611,434
Shares issued to shareholders in reinvestment of distributions	708,860	10,327,803	153,567	2,774,948
Shares redeemed	(1,257,974)	(20,677,345)	(1,175,737)	(19,826,669)

Net increase (decrease)	16,305	$(877,890)	(276,144)	$(4,440,287)

Total Net Decrease	(4,995,959)	$(98,650,770)	(285,437)	$(3,117,413)

(a)	Period January 25, 2018 (commencement of operations) to January 31, 2018 for Class K Shares.

As of January 31, 2018, BlackRock Financial Management, Inc. an affiliate of the Fund, owned 10,325 Class K Shares of the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	27

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Mid Cap Dividend Fund and Board of Directors of

BlackRock Mid Cap Dividend Series, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Mid Cap Dividend Fund (formerly, BlackRock Mid Cap Value Opportunities Fund) of BlackRock Mid Cap Dividend Series, Inc., (the “Fund”), as of January 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

March 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (Unaudited)

During the fiscal year ended January 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Date	7/21/2017	10/13/2017	12/5/2017
Qualified Dividend Income for Individuals(a)		29.88%	27.99%	27.99%
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)		27.34%	27.34%	27.34%
Qualified Short-Term Capital Gains for non-U.S. Residends(b)		100%	47.06%	—

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $2.447953 per share to shareholders of record on July 19, 2017.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Director (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	27 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director (Since 2007)	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003.	27 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Director (Since 2007)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	27 RICs consisting of 98 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	27 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)

DIRECTOR AND OFFICER INFORMATION	29

Director and Officer Information  (continued)

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
John F. O’Brien 1943	Director (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	27 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 98 Portfolios	None

Interested Directors (a),(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	27 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Corporation’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Corporation’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Corporation’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996 and John F. O’Brien, 2005.

(d) Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of the Corporation serve at the pleasure of the Board.

Further information about the Corporation’s Directors and Officers is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling 800-441-7762.

Effective December 31, 2017, Roberta Cooper Ramo retired and Donald W. Burton resigned as Directors of the Corporation.

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC Wilmington, DE 19809	BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809

Custodian and Accounting Agent	Distributor
State Street Bank and Trust Company Boston, MA 02111	BlackRock Investments, LLC New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP Philadelphia, PA 19103

Legal Counsel
Willkie Farr & Gallagher LLP New York, NY 10019

Address of the Corporation
100 Bellevue Parkway Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	31

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	33

THIS PAGE INTENTIONALLY LEFT BLANK.

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MIDCAPVAL-1/18-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Mid Cap Dividend Fund of BlackRock Mid Cap Dividend Series, Inc. (Formerly BlackRock Mid Cap Value Opportunities of BlackRock Mid Cap Value Opportunities Series, Inc.)	$30,200	$29,597	$0	$0	$13,100	$14,007	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Mid Cap Dividend Fund of BlackRock Mid Cap Dividend Series, Inc. (Formerly BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.)	$13,100	$14,007

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not

Applicable to the registrant.

Item 13 – Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Mid Cap Dividend Fund of BlackRock Mid Cap Dividend Series, Inc. (Formerly BlackRock Mid Cap Value Opportunities of BlackRock Mid Cap Value Opportunities Series, Inc.)

By:	/s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Mid Cap Dividend Fund of BlackRock Mid Cap Dividend Series, Inc. (Formerly BlackRock Mid Cap Value Opportunities of BlackRock Mid Cap Value Opportunities Series, Inc.)

Date: April 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Mid Cap Dividend Fund of BlackRock Mid Cap Dividend Series, Inc. (Formerly BlackRock Mid Cap Value Opportunities of BlackRock Mid Cap Value Opportunities Series, Inc.)

Date: April 4, 2018

By:	/s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Mid Cap Dividend Fund of BlackRock Mid Cap Dividend Series, Inc. (Formerly BlackRock Mid Cap Value Opportunities of BlackRock Mid Cap Value Opportunities Series, Inc.)

Date: April 4, 2018